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                              10% CONVERTIBLE NOTE

$40,000

                           Date of Issue: May 7, 2001

Digital Descriptor Systems, Inc. (a Delaware corporation) (hereinafter referred to as the "Company" or "Borrower") is indebted and, for value received, herewith promises to pay to:

                                  ROBERT GOWELL

or to his order, (together with any assignee, jointly or severally, the "Holder" or "Lender") on the date which is six (6) months following the date of issue (the "Original Due Date"), unless later extended by the Lender, in his sole discretion, by Lender delivering written notice to Borrower within five (5) business days prior to the Original Due Date of his desire to extend such maturity, which notice shall contain the new maturity date which shall not be more than 180 days following the Original Due Date (the "Due Date"), the sum of FORTY THOUSAND DOLLARS ($40,000), or, if less, so much thereof as may be outstanding from time to time (the "Principal Amount") and to pay interest on the Principal Amount at the rate of Ten percent (10%) per annum as provided herein. In furtherance thereof, and in consideration of the premises, covenants, promises, representations and warranties hereinafter set forth the Borrower hereby agrees as follows:

         1. Interest. Interest on the Principal Amount outstanding from time to time shall accrue at the rate of 10% per annum, shall be based on a year of 360 days and shall be payable on the Original Due Date, or if Lender extends such date, the Due Date. Overdue principal and interest on the Note shall, to the extent permitted by applicable law, bear interest at the rate of 10% per annum. All payments of both principal and interest, shall be made at the address of the Holder hereof as it appears in the books and records of the Borrower, or at such other place as may be designated by the Holder hereof. Payments of both principal and interest are to be made in lawful money of the United States.

         2. Maturity. If not converted by the Holder as hereinafter set forth, this Note shall mature on the Original Due Date or if Lender extends such Date, the Due Date at which time all then remaining unpaid principal, interest and any other charges then due hereunder shall be due and payable in full.

         3. Prepayment. The principal amount hereof, together with interest thereon, may be prepaid, in whole or in part, prior to the scheduled maturity of this Note without premium or penalty. The Holder's conversion rights under paragraph 4 shall be extinguished if and to the extent that the Note is paid before the Holder gives its "Conversion Notice," as the term is defined in paragraph 4.

         4. Conversion Right. The Holder of this Note shall have the right at Holder's sole option, at any time after the date which is thirty
              (30) days prior to the Original Due Date, or at any time during any extension of maturity

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              provided by Lender in accordance with the first paragraph of this
              Note, to convert all or, in multiples of $5,000, any part of this
              Note into such number of fully paid and nonassessable shares of common stock, $.001 par value, of the Company (the "Common Stock") as shall be provided herein. The Holder may exercise the conversion right by giving written notice (the "Conversion Notice") to Borrower of the exercise of such right and stating the name or names in which the stock certificate or stock certificates for the shares of Common Stock are to be issued and the address to which such certificates shall be delivered. The Conversion Notice shall be accompanied by a duly executed assignment of the portion of the Note that Holder desires to convert. The number of shares of Common Stock that shall be issuable upon conversion of the Note or any portion thereof shall equal the face amount of the Note or portion thereof divided by the Conversion Price as defined below and in effect on the date the Conversion Notice is given. Conversion shall be deemed to have been effected on the date the Conversion Notice is given (the "Conversion Date"). Within ten
              (10) business days after receipt of the Conversion Notice, Borrower shall issue and deliver by hand against a signed receipt therefor or by United States registered mail return receipt requested, to the address designated in the Conversion Notice, a stock certificate or stock certificates of Borrower representing the number of shares of Common Stock to which Holder is entitled and (if applicable) a check or cash in payment of all interest accrued and unpaid on the Note up to and including the Conversion Date unless Holder elects to apply such interest to the Conversion Price in accordance with Section 4(c) below. The conversion rights will be governed by the following provisions:

              (a) Conversion Price: On the issue date hereof and until such time as an adjustment shall occur, the Conversion Price per share shall be an amount equal to 50% of the mean average price of the common stock of the Borrower for the ten (10) trading days prior to notice of conversion per share; provided, however, that the Conversion Price shall be subject to adjustment at the times, and in accordance with the provisions, as follows:

                   i) Adjustment of Issuance of Shares at less than the Conversion Price: If and whenever any shares of Additional Common Stock (as defined below) shall be issued by the Company (the "Stock Issue Date") for a consideration per share less than the Conversion Price, then in each such case the Conversion Price shall be reduced to a new Conversion Price in amount equal to the consideration per share received by the Company for the shares of Additional Common Stock then issued; and, in the case of shares issued without consideration, the initial Conversion Price shall be reduced in amount and the number of shares issued upon conversion shall be increased in an amount so as to maintain for the Holder the right to convert the Note into shares equal in amount to the same percentage interest in the Common Stock of the Company as existed for the Holder immediately preceding the Stock Issue Date.

                   ii) Sale of Shares: In the event of the issuance of shares of Additional Common Stock for a consideration part or all of which shall be cash, the amount of the cash consideration


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                   therefor shall be deemed to be the amount of the cash
                   received by the Company for such shares, after any compensation or discount in the sale, underwriting or purchase thereof by underwriters or dealers or others performing similar services or for any expenses incurred in connection therewith.

                   iii) Reclassification of Shares: In case of the reclassification of securities into shares of Common Stock, the shares of Common Stock issued in such reclassification shall be deemed to have been issued for a consideration other than cash. Shares of Additional Common Stock issued by way of dividend or other distribution on any class of stock of the Company shall be deemed to have been issued without consideration.

                   iv) Split-up or Combination of Shares: In the event issued and outstanding shares of Common Stock shall be subdivided or split up into a greater number of shares of the Common Stock, the Conversion Price shall be proportionately decreased, and in the event issued and outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Price shall be proportionately increased, such increase or decrease, as the case may be, becoming effective at the time of record of the split-up or combination, as the case may be.

                   v) Additional Common Stock: The term "Additional Common Stock" herein shall mean all shares of Common Stock hereafter issued by the Company (including Common Stock held in the treasury of the Company), except Common Stock issued upon the conversion of any portion of the Note.

              (b)  Adjustment for Mergers, Consolidations, Etc.:

                   i) In the event of distribution to all Common Stock holders of any stock, indebtedness of the Company or assets (excluding cash dividends or distributions from retained earnings) or other rights to purchase securities or assets, then, after such event, the Note will be convertible into the kind and amount of securities, cash and other property which the Holder of the Note would have been entitled to receive if the Holder owned the Common Stock issuable upon conversion of the Note immediately prior to the occurrence of such event.

                   ii) In the event of any capital reorganization, reclassification of the stock of the Company (other than a change in par value or as a result of a stock dividend, subdivision, split up or combination of shares), or consolidation or merger of the Company with or into another person or entity (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any change in the Common Stock) or of the sale, exchange, lease, transfer or other disposition of all or substantially all of the properties and assets of the Company as an entirety or the participation by the Company in an exchange of shares as the corporation the stock of which is to be acquired, this Note shall be convertible into the


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                   kind and number of shares of stock or other securities or
                   property of the Company (or of the corporation resulting from such consolidation or surviving such merger or to which such properties and assets shall have been sold, exchanged, leased, transferred or otherwise disposed, or which was the corporation whose securities were exchanged for those of the Company), to which the Holder of the Note would have been entitled to receive if the Holder owned the Common Stock issuable upon conversion of the Note immediately prior to the occurrence of such event. The provisions of the foregoing sentences of this Section 4(b)(ii) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, exchanges, leases, transfers or other dispositions or other share exchanges.

                   iii) Notice of Adjustment: (A) In the event the Company shall propose to take any action which shall result in an adjustment in the Conversion Price, the Company shall give notice to the Holder, which notice shall specify the record date, if any, with respect to such action and the date on which such action is to take place. Such notice shall be given on or before the earlier of thirty (30) days before the record date or the date which such action shall be taken. Such notice shall also set forth all facts material to the effect of such action on the Conversion Price and the number, kind or class of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon conversion of this Note. (B) Following completion of an event wherein the Conversion Price shall be adjusted, the Company shall furnish to the Holder a statement, signed by the Chief Executive Officer of the Company, of the facts creating such adjustment and specifying the resultant adjusted Conversion Price then in effect.

              (c) The Holder may, at his sole option, apply any accrued interest and/or principal outstanding on the Conversion Date towards the Conversion Price.

         5. Reservation of Shares. Borrower warrants and agrees that it shall at all times reserve and keep available, free from preemptive rights, sufficient authorized and unissued, or of treasury, shares of Common Stock to effect conversion of this Note upon the terms and conditions contained herein.

         6. Registration Rights. The Borrower has filed a Registration Statement on Form SB-2 under the United States Security Act of 1933 and has included this Convertible Note and the underlying common stock thereunder from transfer by the Holder except if and unless the shares are duly registered for sale pursuant to the Securities Act of 1993, as amended, or the transfer is duly exempt from registration.

         7. Taxes. The Borrower shall pay any documentary or other transactional taxes attributable to the issuance or delivery of this Note or the shares of Common Stock issued upon conversion by the Holder (excluding any federal, state or local income taxes and


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              any franchise taxes or taxes imposed upon the Holder by the jurisdiction, or any political subdivision thereof, under which such Holder is organized or is qualified to do business).

         8.   Default.

              (a) Event of Default: An "Event of Default" shall exist if any one or more of the following events (herein collectively called "Events of Default") shall occur and be continuing:

                   i) Borrower shall fail to pay (or shall state in writing an intention not to pay or its inability to pay), when due or no later than 10 days thereof, any installment of interest on or principal of, the Note or any fee, expense or other payment required hereunder;

                   ii) Any representation or warranty made under this Note shall prove to be untrue or inaccurate in any material respect as of the date on which such representation or warranty is made;

                   iii) Default in the performance of any of the covenants or agreements of Borrower contained under the Note, which default is not remedied within thirty (30) days after written notice thereof to Borrower from Lender, provided that such thirty (30) day grace period shall not apply to default of any payment requirement or notice covenant made by Borrower;

                   iv) Borrower and/or its subsidiaries and/or affiliates, if any, shall (A) apply for or consent to the appointment of a receiver, trustee, custodian, intervenor or liquidator of itself, or of all or substantially all, of its assets, (B) file a voluntary petition in bankruptcy, admit in writing that it is unable to pay its debts as they become due or generally not pay its debts as they become due, (C) make a general assignment for the benefit of creditors, (D) file a petition or answer seeking reorganization of an arrangement with creditors or to take advantage of any bankruptcy or insolvency laws, (E) file an answer admitting the material allegations of, or consent to, or default in answering, a petition filed against it in any bankruptcy, reorganization or insolvency proceeding, or (F) take corporate action for the purpose of effecting any of the foregoing;

                   v) An involuntary petition or complaint shall be filed against Borrower or any of its subsidiaries, if any, seeking its bankruptcy or reorganization or the appointment of a receiver, custodian, trustee, intervenor or liquidator, or all or substantially all of Borrower's assets, and such petition or complaint shall not have been dismissed within sixty (60) days of the filing thereof or an order, order for relief judgement or decree shall be entered by any court of competent jurisdiction or other competent authority approving a petition or complaint seeking reorganization of Borrower or its subsidiary, if any, or appointing a receiver, custodian, trustee, intervenor or liquidator of such person, or of all or substantially all of such person' assets; or


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                   vi) The failure of Borrower to issue and deliver shares of
                   Common Stock as provided herein upon conversion of the Note.

              (b) Remedies upon Event of Default: If an Event of Default shall have occurred and be continuing, then Lender may exercise any one or more of the following rights and remedies:

                   i) declare the unpaid Principal Amount of, and all interest then accrued but unpaid on, the Note and any other liabilities hereunder to be forthwith due and payable, whereupon the same shall forthwith become due and payable without presentment, demand, protest, notice of default, notice of acceleration or of intention to accelerate or other notice of any kind, all of which Borrower hereby expressly waives, anything contained herein or in the Note to the contrary notwithstanding in which event the Lender may, in its sole discretion, immediately exercise its conversion rights provided for in Section 4 hereof,

                   ii) reduce any claim to judgment, and/or;

              (c) Remedies Nonexclusive: Each right, power or remedy of the Holder upon the occurrence of any Event of Default as provided for in this Note or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Note or now or hereafter existing at law or in equity or by statute, and the exercise or beginning of the exercise by the Holder of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by the Holder of any or all such other rights, powers or remedies.

              (d) Expenses: Upon the occurrence of a Default or an Event of Default, which occurrence is not cured within the applicable grace period, if any provided therefor, Borrower agrees to pay and shall pay all costs and expenses (including Lender's attorney's fees and expenses) reasonably incurred by Lender in connection with the preservation and enforcement of Lender's rights under the Note.

         9. Failure to Act and Waiver. No failure or delay by the Holder to require the performance of any term or terms of this Note or nor to exercise any right, or any remedy shall constitute a waiver of any such term or of any right or of any default, nor shall such delay or failure preclude the Holder from exercising any such right, power or remedy at any later time or times. By accepting payment after the due date of any amount payable under this Note, the Holder shall not be deemed to waive the right either to require payment when due of all other amounts payable, or to later declare a default for failure to effect such payment of any such other amount. The failure of the Holder of this Note to give notice of any failure or breach of the Borrower under the Note shall not constitute a waiver of any right or remedy in respect of such continuing failure or breach or any subsequent failure or breach.


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         10.  Consent to Jurisdiction. The Borrower hereby agrees and consents that any action, suit or proceeding arising out of this Note may be brought in any appropriate court in the State of Illinois including the United States District Court for the Northern District of Illinois, or in any other court having jurisdiction over the subject matter, all at the sole election of the Holder hereof, and by the issuance and execution of this Note the Borrower irrevocably consents to the jurisdiction of each such court. Borrower irrevocably consents to the service of any complaint, summons, notice or other process relating to any action or proceeding by delivery thereof to it by hand or by any other manner provided for in Section 11 hereof.

         11. Notices. All notices and communications under this Note shall be in writing and shall be either delivered in person and accompanied by a signed receipt therefor, or mailed first-class United States certified mail return receipt requested, postage prepaid, and addressed as follows; (i) if to the Borrower at 446 Lincoln Highway, Fairless Hills, Pennsylvania 19030; and, (ii) if to the Holder of this Note, to the address (a) of such Holder as it appears on the books of the Borrower if, or (b) in the case of a partial assignment to one or more Holder(s), to the Lender's agent for notice, if applicable. Any notice of communication shall be deemed given and received as of the date of such delivery of delivered; or if mailed, then three days after the date of mailing.

         12. GOVERNING LAW. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF COMMONWEALTH OF PENNSYLVANIA.

                                      * * *

         IN WITNESS WHEREOF, the undersigned Borrower have caused this Note to be duly executed under its corporate seal on the date of issue above stated.

                                    BORROWER

Address for Notice                          Digital Descriptor Systems, Inc.

                                            By: /s/ Garrett U. Cohn
                                                --------------------------------
                                            Title:  President

                                            Attest by: /s/ Michael J. Pellegrino
                                                       -------------------------
                                            Title:  Secretary


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                                    EXHIBIT A

                              NOTICE OF CONVERSION

(To be Executed by the Registered Holder in order to Convert the Debenture)

The undersigned hereby elects to convert the attached Debenture into shares of common stock, $0.001 par value per share (the "Common Stock"), of Digital Descriptor Systems, Inc. (the "Company") according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the bolder for any conversion, except for such transfer taxes, if any.

Conversion calculations:

                                  Date to Effect Conversion

                                  Principal Amount of Debentures to be Converted

                                  Payment of Interest in Kind  [ ] Yes  [ ] No
                                  If yes, $_______ of Interest Accrued on
                                  Account of Conversion at Issue

                                  Number of shares of Common Stock to be issued

                                  Applicable Conversion Price

                                  Signature

                                  Name

                                  Address


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